EXHIBIT 10.16


THE WARRANTS REPRESENTED BY THIS CERTIFICATE AND OTHER SECURITIES ISSUABLE UPON EXERCISE THEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES STATUTE AND MAY NOT BE OFFERED SOLD, PLEDGED, HYPOTHECATED, ASSIGNED OR TRANSFERRED EXCEPT PURSUANT TO: (i) AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"),
(ii) TO THE EXTENT APPLICABLE, RULE 144 UNDER THE ACT (OR ANY SIMILAR RULE UNDER THE ACT RELATING TO THE DISPOSITION OF SECURITIES), OR (iii) AN OPINION OF COUNSEL, IF THE OPINION SHALL BE REASONABLY SATISFACTORY TO COUNSEL FOR THE ISSUER, THAT AN EXEMPTION FROM REGISTRATION UNDER THE ACT IS AVAILABLE.

THE TRANSFER OR EXCHANGE OF THE WARRANTS REPRESENTED BY THIS CERTIFICATE IS RESTRICTED IN ACCORDANCE WITH THE WARRANT AGREEMENT REFERRED TO HEREIN.

                            EXERCISABLE ON OR BEFORE
                   5:00 P.M., NEW YORK TIME, January 23, 2002

                             No. W-04 5,000 Warrants


                               WARRANT CERTIFICATE

         This Warrant Certificate certifies that William A. Jolly, or registered assigns, is the registered holder of 5,000 Warrants to purchase initially, at any time from January 23, 1998 [12 months from date Warrant is issued] until 5:00 p.m. New York time on January 23, 2002 [five years from the date hereof] ("Expiration Date"), up to 5,000 fully-paid and non-assessable shares (the "Shares") of common stock, $.01 par value per share ("Common Stock") of THE MED-DESIGN CORPORATION, a Delaware corporation (the "Company"), at the initial exercise price, subject to adjustment in certain events (the "Exercise Price"), of $5.50 per Share upon surrender of this Warrant Certificate and payment of the Exercise Price at an office or agency of the Company, or by surrender of this Warrant Certificate in lieu of cash payment, but subject to the conditions set forth herein and in the Placement Agent's Warrant Agreement dated as of January 23, 1997 between the Company and Fine Equities, Inc. (the "Warrant Agreement"). Payment of the Exercise Price shall be made by certified or official bank check in New York Clearing House Funds payable to the order of the Company or by surrender of this Warrant Certificate.

         No Warrant may be exercised after 5:00 p.m., New York time, on the Expiration Date, at which time all Warrants evidenced hereby, unless exercised prior thereto, hereby shall thereafter be void.

                                                                   EXHIBIT 10.16


         The Warrants evidenced by this Warrant Certificate are part of a duly authorized issue of Warrants issued pursuant to the Warrant Agreement, which Warrant Agreement is hereby incorporated by reference in and made a part of this instrument and is hereby referred to for a description of the rights, limitation of rights, obligations, duties and immunities thereunder of the Company and the holders (the words "holders" or "holder" meaning the registered holders or registered holder) of the Warrants.

         The Warrant Agreement provides that upon the occurrence of certain events the Exercise Price and the type and/or number of the Company's securities issuable thereupon may, subject to certain conditions, be adjusted. In such event, the Company will, at the request of the holder, issue a new Warrant Certificate evidencing the adjustment in the Exercise Price and the number and/or type of securities issuable upon the exercise of the Warrants; provided, however, that the failure of the Company to issue such new Warrant Certificates shall not in any way change, alter, or otherwise impair, the rights of the holder as set forth in the Warrant Agreement.

         Upon due presentment for registration of transfer of this Warrant Certificate at an office or agency of the Company, a new Warrant Certificate or Warrant Certificates of like tenor and evidencing in the aggregate a like number of Warrants shall be issued to the transferee(s) in exchange for this Warrant Certificate, subject to the limitations provided herein and in the Warrant Agreement, without any charge except for any tax or other governmental charge imposed in connection with such transfer.

         Upon the exercise of less than all of the Warrants evidenced by this Certificate, the Company shall forthwith issue to the holder hereof a new Warrant Certificate representing such number of unexercised Warrants.

         The Company may deem and treat the registered holder(s) hereof as the absolute owner(s) of this Warrant Certificate (notwithstanding any notation of ownership or other writing hereon made by anyone), for the purpose of any exercise hereof, and of any distribution to the holder(s) hereof, and for all other purposes, and the Company shall not be affected by any notice to the contrary.

         All terms used in this Warrant Certificate which are defined in the Warrant Agreement shall have the meanings assigned to them in the Warrant Agreement.

                                                                   EXHIBIT 10.16


         IN WITNESS WHEREOF, the Company has caused this Warrant Certificate to be duly executed under its corporate seal.

Dated as of January 23, 1997


                                            THE MED-DESIGN CORPORATION


[SEAL]                                      By: /s/ James M. Donegan
                                                -------------------------------
                                                Name:
                                                Title:


Attest:

/s/ Joseph M. Bongiovanni, III
------------------------------
Name:
Title: Secretary

                                                                   EXHIBIT 10.16


             [FORM OF ELECTION TO PURCHASE PURSUANT TO SECTION 3.1]

         The undersigned hereby irrevocably elects to exercise the right, represented by this Warrant Certificate, to purchase ____________ Shares and herewith tenders in payment for such securities a certified or official bank check payable in New York Clearing House Funds to the order of The Med-Design Corporation in the amount of $_______, all in accordance with the terms of
Section 3.1 of the Placement Agent's Warrant Agreement by and between The Med-Design Corporation and Fine Equities, Inc. The undersigned requests that certificates for such securities be registered in the name of ___________ whose address is ____________________and that such certificates be delivered to_______________ whose address is_________________________.

Dated: ________________



                                            Signature__________________________

                                            (Signature must conform in all
                                            respects to name of holder as
                                            specified on the face of the Warrant
                                            Certificate.)

                                            -----------------------------------
                                            (Insert Social Security or Other
                                            Identifying Number of Holder)

                                                                   EXHIBIT 10.16


             [FORM OF ELECTION TO PURCHASE PURSUANT TO SECTION 3.2]

         The undersigned hereby irrevocably elects to exercise the right, represented by this Warrant Certificate, to purchase ________ Shares all in accordance with the terms of Section 3.2 of the Placement Agent's Warrant Agreement between The Med-Design Corporation and Fine Equities, Inc. The undersigned requests that certificates for such securities be registered in the name of ______________ whose address is __________________________________ and that such certificates be delivered to ________________________ whose address is
___________________.

Dated: ________________




                                            Signature_________________________
                                            (Signature must conform in all
                                            respects to name of holder as
                                            specified on the face of the Warrant
                                            Certificate.)


                                            --------------------------------
                                            (Insert Social Security or Other
                                            Identifying Number of Holder)

                                                                   EXHIBIT 10.16

                              [FORM OF ASSIGNMENT]

            (To be executed by the registered holder if such holder
                 desires to transfer the Warrant Certificate.)

         FOR VALUE RECEIVED ______________ hereby sells, assigns and transfers unto
     -------------------------------------------------------------------------

                  (Please print name and address of transferee)

this Warrant Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint ____________ Attorney, to transfer the within Warrant Certificate on the books of the within-named Company, with full power of substitution.

Dated: _________________
                                            Signature: _____________________

                                            (Signature must conform in all
                                            respects to name of holder as
                                            specified on the face of the Warrant
                                            Certificate.)

                                            -------------------------------
                                            (Insert Social Security or other
                                            Identifying Number of Assignee)